Third Amendment to Loan Agreement

Borrowers:	RW HOLDINGS NNN REIT, INC., a Maryland corporation (“NNN Holdings”)
RICH UNCLES NNN LP, LLC, a Delaware limited liability company (“NNN LLC”)
RW HOLDINGS NNN REIT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“NNN OP”)
BRIXINVEST, LLC, a Delaware limited liability company (“BrixInvest”)
KATANA MERGER SUB, LP, a Delaware limited partnership (“Katana”)
MODIV, LLC, a Delaware limited liability company (“Modiv”)
Address:    120 Newport Center Drive
Newport Beach, CA 92660
Date:        August 13, 2020

THIS THIRD AMENDMENT TO LOAN AGREEMENT (“Amendment”) is entered into between PACIFIC MERCANTILE BANK (“Lender”), whose address is 949 South Coast Drive, 3rd Floor, Costa Mesa, CA 92626, and the borrowers named above (jointly and severally, “Borrower”), whose chief executive office is located at the above address.
The Parties agree to amend the Loan and Security Agreement between them, dated December 19, 2019 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

Pacific Mercantile Bank     Amendment to Loan Agreement

1.Security Interest in Collateral of NNN Holdings. The portion of Section 2 of the Loan Agreement that reads as follows:
“To secure the payment and performance of all of the Obligations when due, each of Modiv and BrixInvest hereby grants to Lender a security interest in all of the following (collectively, the “Collateral”)”
is hereby amended to read as follows:
“To secure the payment and performance of all of the Obligations when due, each of NNN Holdings, Modiv and BrixInvest hereby grants to Lender a security interest in all of the following (collectively, the “Collateral”)”
For purposes of clarity and not be way of limitation with respect to the foregoing, NNN Holdings hereby grants to Lender a security interest in all of all of NNN Holdings’ right, title and interest of, in and to all of the Collateral, to secure the payment and performance of all of the Obligations when due.
2.Permitted Guaranties by Borrower. Section 5.5(ix) of the Loan Agreement is hereby amended to read as follows:

“(ix) guarantee or otherwise become liable with respect to the obligations of another party or entity, except for (i) guaranties or indemnities by NNN Borrower of the obligations of a Single-Purpose Subsidiary of NNN OP to such Single-Purpose Subsidiary’s mortgage lender, or by Katana of the obligations of a Single-Purpose Subsidiary of Katana to such Single-Purpose Subsidiary’s mortgage lender; in each case limited to (a) damages or loss suffered by such mortgage lender arising from certain customary “carve out” obligations, including without limitation, the gross negligence or fraud of such Single-Purpose Subsidiary, commission of waste, mechanics’ liens, breach of environmental representations, warranties  and covenants pertaining to hazardous substances, failure to apply rental income to the operation of the mortgaged property, failure to pay property taxes or failure to maintain required insurance, and (b) repayment of the mortgage loan if there is an unpermitted change of ownership of any part of the real property owned by the Single-Purpose Subsidiary securing the mortgage loan or in the ownership of the Single-Purpose Subsidiary, if there is a bankruptcy of the Single-Purpose Subsidiary, or if such mortgage lender’s right to recourse to the mortgaged property is prejudiced by NNN Borrower or Katana (as applicable), the Single-Purpose Subsidiary, or any other party liable for the mortgaged loan, (ii) customary environmental indemnity agreements by NNN Borrower in favor of a mortgage lender to a Single-Purpose Subsidiary of NNN OP pertaining to the mortgaged property or by Katana in favor of a mortgage lender to a Single-Purpose Subsidiary of Katana pertaining to the

Pacific Mercantile Bank     Amendment to Loan Agreement

mortgaged property, and (iii) guaranties by NNN Borrower of the obligations of a Single-Purpose Subsidiary of NNN OP or of Katana to such Single-Purpose Subsidiary’s mortgage lender for the mortgage loan from such lender, but not to exceed an aggregate of $10,000,000 outstanding at any one time for all such guaranties of NNN Borrower for all Single-Purpose Subsidiaries;”
3.Changes Related to Security Interest from NNN Holdings. Sections 7.3, 7.4 and 7.5 of the Loan Agreement are each hereby amended so that:
(a)    Each reference therein to “Modiv or BrixInvest” is amended to read “NNN Holdings, Modiv or BrixInvest”;
(b)    Each reference therein to “Modiv’s or BrixInvest’s” is amended to read “NNN Holdings’, Modiv’s or BrixInvest’s”;
(c)    Each reference therein to “Modiv and BrixInvest” is amended to read “NNN Holdings, Modiv and BrixInvest”;
(d)    Each reference therein to “Modiv, BrixInvest or Lender” is amended to read “NNN Holdings, Modiv, BrixInvest or Lender”;
(e)    Each reference therein to “Modiv and Lender or BrixInvest and Lender” is amended to read “NNN Holdings and Lender or Modiv and Lender or BrixInvest and Lender”.
4.Repayment of Loans. Notwithstanding anything to the contrary set forth in the Schedule to the Loan Agreement, Borrower shall (a) make an aggregate of $6,000,000 in principal payments to Lender on the Loans, for application to the Loans in such order as Lender shall determine in its sole discretion, after the date hereof and on or before September 1, 2020, and (b) pay in full to Lender all other Loans and other monetary Obligations on or before the Maturity Date; except that the foregoing is subject to any terms of the Loan Agreement that may provide for acceleration of the payment of any Loans or other Obligations upon the occurrence of an Event of Default, termination of the Loan Agreement, or otherwise.
5.Temporary Moratorium on Additional Loans. Notwithstanding anything to the contrary set forth in the Loan Agreement (including the Schedule thereto), Borrower acknowledges and agrees that Lender shall have no obligation to make any additional Loans until after Borrower has paid in full to Lender all Loans and other monetary Obligations (i.e., to a zero outstanding balance for all Loans and monetary Obligations). (Such additional Loans made after such payment (if any) are referred to herein as “Post Repayment Loans”.)
6.Temporary Suspension of Yearly Zero Balance Requirement. The following subsection from Section 1(b) of the Schedule to Loan Agreement shall not be operative during the period from the date hereof until the first Post Repayment Loan is made but shall be operative from and after such date:

Pacific Mercantile Bank     Amendment to Loan Agreement

“(3)    Yearly Zero Balance Requirement. During each calendar year, Borrower shall maintain a zero ($0.00) outstanding Nonformula Loan balance for at least thirty (30) consecutive days during such year, and Borrower shall make such payments to Lender as are necessary to meet such requirements.”
7.Amendment Regarding Maturity Dates. The portion of Section 4 of the Schedule to the Loan Agreement reads as follows:
“The Purchase Contract Loans Maturity Date shall be October 1, 2020 (the “Purchase Contract Loans Maturity Date”).
The Nonformula Loans Maturity Date shall be October 15, 2020 (the “Nonformula Loans Maturity Date”).
The Maturity Date shall be the later of the Purchase Contract Loans Maturity Date and the Nonformula Loans Maturity Date (the “Maturity Date”).”
is hereby amended to read as follows:
“The Purchase Contract Loans Maturity Date shall be October 15, 2021 (the “Purchase Contract Loans Maturity Date”).
The Nonformula Loans Maturity Date shall be October 15, 2021 (the “Nonformula Loans Maturity Date”).
The Maturity Date shall be the later of the Purchase Contract Loans Maturity Date and the Nonformula Loans Maturity Date (the “Maturity Date”).”
8.Amendment to Definition of Debt Service Coverage Ratio. The portion of Section 5 of the Schedule to the Loan Agreement that reads as follows:
“As used herein, “Debt Service Coverage Ratio” means for any applicable period, for NNN Holdings on a consolidated basis, (i) the result of NNN Holding’s net income before interest, taxes, depreciation and amortization for such period, plus Net New Investor Equity for such period, plus Allowed Merger Transaction Add-Backs for such period, less cash tax expense for such period, less dividends and other distributions to stockholders, members or owners for such period, and less repurchases by NNN Holdings of common stock for such period; divided by (ii) the sum of NNN Holding’s current portion of long-term debt (inclusive of the current portion of long-term debt of Subsidiaries of NNN OP and of Subsidiaries of Katana, as noted in the Portfolio Status Reports (as defined in Section 6 below)), excluding (without duplication) Subordinated Debt and the $4,800,000 of Unsecured Convertible Notes Payable (the “$4,800,000 Convertible Notes”) set forth in BrixInvest’s balance sheet as of September 30, 2019 and further described

Pacific Mercantile Bank     Amendment to Loan Agreement

in Note 8 of notes to consolidated financial statements of BrixInvest as of September 30, 2019 (without duplication in excluding Subordinated Debt), for such period, plus capitalized lease expense for such period, plus interest expense (inclusive of interest on long-term debt of Subsidiaries of NNN OP and of Subsidiaries of Katana, as noted in the Portfolio Status Reports (as defined in Section 6 below)), excluding (without duplication) interest expense for Subordinated Debt and the $4,800,000 Convertible Notes, for such period; calculated from NNN Holding’s 10-Q Financial Statements/10-K.
As used herein, “Net New Investor Equity” means for any applicable period, proceeds from NNN Holding’s issuance of common stock plus stock compensation expense; and “Allowed Merger Transaction Add-Backs” means expenses paid or accrued (without duplication) during the quarters ending September 30, 2019 and December 31, 2019 for legal and accounting fees, financial advisor fees, valuation professionals fees and proxy filing, printing and solicitation costs arising with respect to the Restructuring Transactions (as defined in Section 8 below), provided that the add-backs are acceptable to Lender and in an aggregate amount not exceeding $1,250,000.”
is hereby amended to read as follows:
“As used herein, “Debt Service Coverage Ratio” means for any applicable period, for NNN Holdings on a consolidated basis, (i) the result of NNN Holding’s net income before interest, taxes, non-cash charges for impairments and reserve for loan guarantee, and depreciation and amortization for such period, less cash tax expense for such period; divided by (ii) the sum of NNN Holding’s current portion of long-term debt (inclusive of the current portion of long-term debt of Subsidiaries of NNN OP and of Subsidiaries of Katana, as noted in the Portfolio Status Reports (as defined in Section 6 below)), excluding (without duplication) Subordinated Debt and the $4,800,000 of Unsecured Convertible Notes Payable (the $4,800,000 Convertible Notes”) set forth in BrixInvest’s balance sheet as of September 30, 2019 and further described in Note 8 of notes to consolidated financial statements of BrixInvest as of September 30, 2019 (without duplication in excluding Subordinated Debt), for such period, plus capitalized lease expense for such period, plus interest expense (inclusive of interest on long-term debt of Subsidiaries of NNN OP and of Subsidiaries of Katana, as noted in the Portfolio Status Reports (as defined in Section 6 below)), excluding (without duplication) interest expense for Subordinated Debt and the $4,800,000 Convertible Notes, for such period; calculated from NNN Holding’s 10-Q Financial Statements/10-K.”
9.Addition of Effective Tangible Net Worth Financial Covenant. Section 5 of the Schedule to the Loan Agreement is hereby amended by adding the following to the end thereof:

Pacific Mercantile Bank     Amendment to Loan Agreement

Effective Tangible

Net Worth:	Beginning as of August 31, 2020 and continuing thereafter, NNN Holdings, on a consolidated basis, shall maintain an Effective Tangible Net Worth of not less than $125,000,000.
As used herein, “Effective Tangible Net Worth” means, for any given date, an amount equal to the total assets of NNN Holdings, on a consolidated basis, minus all intangible items reflected therein (including without limitation all goodwill, intellectual property, and similar items which should properly be treated as intangibles, in accordance with GAAP), plus Subordinated Debt, minus the total liabilities of NNN Holdings, on a consolidated basis, calculated in accordance with GAAP.
10.Amendment Regarding Guaranty Trigger Events. Section 8(d) of the Schedule to the Loan Agreement, which presently reads as follows:
“Triggered Guaranties. Concurrently herewith, Borrower shall cause each of the Wirta Guarantors to execute and deliver to Lender a Continuing Guaranty with respect to all of the Obligations, on Lender’s standard form, and certifications of trust or other evidence of authority with respect to the execution and delivery of such Guaranties. Said Guaranties (the “Triggered Guaranties”) shall provide that the guaranties therein become effective upon the occurrence of any of the following events (each, a “Trigger Event”): (i) any Event of Default, including without limitation Borrower’s failure to fully pay any Loan when due pursuant to the terms hereof; or (ii) any Resolution Failure Trigger Event; or (iii) any REIT Portfolio Debt Default which is not cured to Lender’s satisfaction within 30 days of its occurrence. If after the Guaranties become effective, all Trigger Events are cured to Lender’s satisfaction in its sole discretion, then Lender may, in its discretion, by written notice to the Wirta Guarantors, make the Guaranties ineffective again (subject to again becoming effective upon the occurrence of another Trigger Event). Throughout the term of the Loan Agreement Borrower shall cause such Guaranties to continue in full force and effect.”
is hereby amended to read as follows:
“Guaranties. Concurrently herewith, Borrower shall cause each of the Wirta Guarantors to execute and deliver to Lender a Continuing Guaranty with respect to all of the Obligations, on Lender’s standard form, and certifications of trust or other evidence of authority with respect to the execution and delivery of such Guaranties. Throughout the term of the Loan

Pacific Mercantile Bank     Amendment to Loan Agreement

Agreement Borrower shall cause such Guaranties to continue in full force and effect. For purposes of clarity and not by way of limitation, and notwithstanding anything to the contrary set forth in any Loan Document (including without limitation, any reference to such Guaranties as “Triggered Guaranties”), it is acknowledged and agreed that such Guaranties are and shall be fully effective.”
11.Post-Closing and Further Assurances. Borrower agrees to provide Lender, within 10 days after the date hereof, (a) certified resolutions and incumbency certificates from each of the companies comprising “Borrower”, on Lender’s standard form, certifying as to the approval of the terms of this Amendment and the authority of the signatories signing hereto on behalf of such Borrower, and (b) a certificate of trust with respect to the trust that is one of the Wirta Guarantors, on Lender’s standard form, certifying as to such trust’s authority and ability to execute and deliver to Lender the First Amendment to Continuing Guaranty that is being entered into in connection herewith and as to the authority of the signatories signing such First Amendment to Continuing Guaranty on behalf of such trust. Without limitation on any of Borrower’s obligations under the Loan Agreement or hereunder, Borrower agrees to execute such documents and take such actions as Lender may from time to time request in its Good Faith Business Judgment in order to perfect and protect the security interests in the Collateral of NNN Holdings that are granted pursuant to this Amendment.
12.Fee; Expenses. In consideration for Lender entering into this Amendment, Borrower shall concurrently pay Lender a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Lender under the Loan Documents. Without limiting the terms of the Loan Agreement, Borrower agrees to pay all of Lender’s expenses in connection with this Amendment. Lender is authorized to charge said fee and expenses to Borrower’s loan account or any of Borrower’s deposit accounts with Lender.
13.Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
14.General Release. In consideration for Lender entering into this Amendment, Borrower and each of the Guarantors (together with Borrower, individually and collectively, the “Obligor”) hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Obligor now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Obligor hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release, and, without limiting the foregoing, Obligor irrevocably waives any benefits it may have under California

Pacific Mercantile Bank     Amendment to Loan Agreement

Civil Code Section 1542 which provides: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” Obligor represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty. (This Section may be referred to as the “Release Section”.)
15.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank.
16.General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and the other written documents and agreements between Lender and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. The terms and provisions of Sections 9.20 (titled “Governing Law; Jurisdiction; Venue”) and 9.21 (titled “Dispute Resolution”) of the Loan Agreement shall apply to this Amendment, and the same are incorporated herein by this reference. This Amendment may be executed and delivered by exchanging original signed counterparts, or signed counterparts by facsimile, pdf or other electronic means, or a combination of the foregoing, and this Amendment shall be fully effective if so executed and delivered.
17.Mutual Waiver of Jury Trial. LENDER AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AGREEMENT

Pacific Mercantile Bank     Amendment to Loan Agreement

SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

Pacific Mercantile Bank     Amendment to Loan Agreement

Borrower:

RW HOLDINGS NNN REIT, INC. By: /s/ RAYMOND J. PACINI Name: Raymond J. Pacini Title: CFO	RW HOLDINGS NNN REIT OPERATING PARTNERSHIP, LP By: RW HOLDINGS NNN REIT, INC., general partner By: /s/ RAYMOND J. PACINI Name: Raymond J. Pacini Title: CFO
RICH UNCLES NNN LP, LLC By: RW HOLDINGS NNN REIT, INC., managing member By: /s/ RAYMOND J. PACINI Name: Raymond J. Pacini Title: CFO	KATANA MERGER SUB, LP By: RW HOLDINGS NNN REIT, INC., general partner By: /s/ RAYMOND J. PACINI Name: Raymond J. Pacini Title: CFO
MODIV, LLC By: RW HOLDINGS NNN REIT, INC., its Manager By: /s/ RAYMOND J. PACINI Name: Raymond J. Pacini Title: CFO	BRIXINVEST, LLC By/s/ GREGORY W. PRESTON Name: Gregory W. Preston, Esq. Title: Manager

Lender:

PACIFIC MERCANTILE BANK By: /s/ PETER PACHECO Name: Peter Pacheco Title: Interim Regional Manager

[Signature Page—Amendment to Loan Agreement]

Pacific Mercantile Bank     Amendment to Loan Agreement

CONSENT

Each of the undersigned hereby expressly agrees to the Release Section of the foregoing Amendment and acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.

/s/RAYMOND E. WIRTA RAYMOND E. WIRTA
WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016
By: /s/RAYMOND E. WIRTA
Raymond E. Wirta, Trustee of WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016

By: _/s/ SANDRA WIRTA
Sandra Wirta, Trustee of WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016